SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2003

    ARI Network Services, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Item 5.  Other Events and Regulation FD Disclosure.

On April 25, 2003, ARI Network Services, Inc. issued a press release announcing it had successfully completed the restructuring of its $4.0 million convertible subordinated debenture which was due April 27, 2003.  A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

    99.1

Press Release dated April 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2003

ARI NETWORK SERVICES, INC.

By:  _/s/ Brian E. Dearing_______________

Brian E. Dearing

Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated April 25, 2003.